UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2006

SM&A
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-23585	33-0080929
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 975-1550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 15, 2006, SM&A, a California corporation, issued a press release announcing its previously issued financial statements as of and for the fiscal years ended December 31, 2005 and 2004, as filed in the Company’s Form 10-K dated February 24, 2006, will be restated. The Company will restate its financial results, as a result of non-cash charges, for the fourth quarter of 2004, the first quarter of 2005, the second quarter of 2005, and the fiscal years ended December 31, 2004 and 2005 from those results previously reported. There will be no changes to the Company’s cash balance, cash flows, total assets, total liabilities, and total shareholders’ equity as of the applicable dates.

A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

Press Release dated May 15, 2006, issued by SM&A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A

May 15, 2006	By:	/s/ Steve D. Handy

Name: Steve D. Handy
Title: Senior Vice President, CFO & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 15, 2006, issued by SM&A.